As filed with the Securities and Exchange Commission on July 7, 2014

UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
INVESTMENT COMPANIES

Investment Company Act file number (811-05037)

Professionally Managed Portfolios
(Exact name of registrant as specified in charter)

615 East Michigan Street
Milwaukee, WI 53202
(Address of principal executive offices) (Zip code)

Elaine E. Richards
Professionally Managed Portfolios
2020 E. Financial Way, Ste. 100
Glendora, CA  91741
(Name and address of agent for service)

(626) 914-7363
Registrant's telephone number, including area code

Date of fiscal year end: October 31

Date of reporting period:  April 30, 2014

Item 1. Report to Stockholders.

Otter Creek Long/Short Opportunity Fund

Semi-Annual Report
April 30, 2014

Investor Class
[OTCRX]
Institutional Class
[OTTRX]

TABLE OF CONTENTS

Shareholder Letter	1

Allocation of Portfolio Holdings	4

Schedule of Investments	5

Statement of Assets and Liabilities	10

Statement of Operations	11

Statement of Changes in Net Assets	12

Financial Highlights	13

Notes to Financial Statements	15

Expense Example	22

Approval of Investment Advisory Agreement	24

Additional Information	26

Privacy Notice	27

June 23, 2014

Shareholder Letter

OTTER CREEK LONG/SHORT OPPORTUNITY FUND (OTTRX/OTCRX)

Dear Fellow Shareholders,

Since its launch on December 30, 2013, the Otter Creek Long/Short Opportunity Fund (Institutional Class Shares) has produced a total return of +8.80%, compared to a +2.97% total return for the S&P 500 Index for the period December 30, 2013 to April 30, 2014. The Fund’s long and short investments contributed approximately 4% and 5% to the total return, respectively. The largest positive contributor during the period was a short common stock position which contributed 1.30%. The largest detractor was a short position that reduced performance by 0.60%. We maintained long exposure of 66% and short exposure of 48% on average during the period, resulting in a delta-adjusted exposure of 18%. All exposures are expressed as delta-adjusted equity percentages.

As of April 30, 2014, we maintain the following exposures:

	Long	Short	Net	Gross
Market Value as a % of Equity	78.5%	‐35.1%	43.4%	113.6%
Delta-Adjusted Equity Exposure	71.6%	‐44.7%	26.9%	116.3%

Current Investment Views/Themes

We note that the S&P 500 Index is close to all-time highs in terms of price and operating margins, and US interest rates are near all-time lows. As of June 20th, the S&P 500 Index has risen over 200% from its March 2009 low (including reinvested dividends). In our opinion the overall US stock market is fully valued — with a notable bifurcation between various sectors and market capitalizations. According to Wilshire Associates, the Wilshire 5000, the index of the market value of all stocks actively traded in the United States, currently trades at 21 times trailing earnings. Per Wall Street Journal figures, the S&P 500 and Russell 2000 indices trade at 18 times and 84 times trailing earnings, and 16 times and 19 times forward earnings estimates, respectively. Historically, the S&P 500 has on average traded between 14 and 15 times forward earnings estimates. We do not view these valuations in aggregate as extremely overvalued. However, we continue to see frothy valuations in select areas of the market, specifically in some momentum names that generate no profits, biotech, and higher perceived growth companies in the Russell 2000 Index.

Even outside of traditional market metrics, such as price to earnings, we estimate the market cap of publicly listed companies relative to Gross National Product (GNP) is approximately 135%. For perspective, this ratio is above the long term average of 70%, and the only time when this ratio has been higher was in the first quarter of 2000. Overall, we are not overly bullish on equity markets.

We note the lack of volatility in markets and, in our view, the relative complacency among market participants. With the CBOE volatility index (VIX) at multi-year lows, we feel it is prudent to prepare for the potential increase in market volatility. As we enter the second half of our Fund’s fiscal year, our portfolio maintains a 2.6% put position across several underlying common stocks. We believe implementing put exposure is an important tool in helping to manage downside risk in the event volatility increases in financial markets.

Despite the significant move higher in equity markets over the past several years, we have been finding compelling investment themes and attractive risk-adjusted ideas. Specifically, as of April 30th we have approximately 22% of capital invested long in the consumer staples sector. In our opinion, the consumer staples sector provides defensive characteristics as companies have attractive margin profiles and can generate substantial levels of free cash flow that can be used to grow dividends and repurchase shares. From a thematic standpoint, we expect to see further consolidation in the consumer staples sector and have companies in our portfolio that we view as potential takeover candidates or consolidators. We would note that the Fund was a beneficiary of the acquisition of Beam Inc. (BEAM) earlier in the year which reflects this theme.  Our 1.6% position in BEAM as of the announcement date added 0.60% to performance. In addition, we believe that an economic environment of higher inflation is likely. In our opinion, a key beneficiary of higher inflation will likely be companies with significant tangible assets. We have approximately 15% of capital dedicated to hard asset companies, specifically in energy and timber companies.

Our short portfolio primarily consists of companies that in our view have one or more of the following characteristics: engage in aggressive accounting; maintain unsustainable valuations; companies with increasing competition and unsustainable earnings; companies in secularly challenged industries. We have continued to find new attractive short opportunities as financial markets reach new highs.

We appreciate your investment in the Otter Creek Long/Short Opportunity Fund and please feel free to contact us with any questions.

Otter Creek Management, Inc.

Past performance is not a guarantee of future results.

Opinions expressed are those of the advisor and are subject to change, are not guaranteed, and should not be considered investment advice.

Mutual fund investing involves risk; Principal loss is possible. The Fund is non-diversified meaning it may concentrate its assets in fewer individual holdings than a diversified fund. Therefore, the Fund is more exposed to individual stock volatility than a diversified fund. Investments in debt securities typically decrease when interest rates rise. This risk is usually greater for longer-term debt securities. Investments in lower-rated and non-rated securities present a greater risk of loss to principal and interest than higher rated securities. Investments in Asset-Backed and Mortgage-Backed securities include additional risks that investors should be aware of including credit risk, prepayment risk, possible illiquidity and default, as well as increased susceptibility to adverse economic developments. Investments in foreign securities involve political, economic, and currency risks, greater volatility, and differences in accounting methods. The Fund may use certain types of exchange traded funds or investment derivatives. Derivatives involve risks different from, and in certain cases, greater than the risks presented by more traditional investments. Derivatives may involve certain costs and risks such as liquidity, interest rate, market, credit, management and the risk that a position could not be closed when most advantageous. Investing in derivatives could lose more than the amount invested. ETF investments involve additional risks such as the market price trading at a discount to its net asset value, an active secondary trading market may not develop or be maintained, or trading may be halted by the exchange in which they trade, which may impact a fund’s ability to sell its shares. Short sales of securities involve the risk that losses may exceed the original amount invested. Investments in Master Limited Partnerships (MLPs) which concentrate investments in the natural resource sector and are subject to the risks of energy prices and demand and the volatility of commodity investments. Damage to facilities and infrastructure of MLPs may significantly affect the value of an investment and may incur environmental costs and liabilities due to the nature of their business. MLPs are subject to significant regulation and may be adversely affected by changes in the regulatory environment. Investments in IPOs are subject to market and liquidity risks and such investments may have a magnified impact on the performance of the Fund. To qualify for treatment as a regulated investment company (“RIC”) under the Internal Revenue Code (“Code”), the Fund must meet certain income source, asset diversification and annual distribution requirements. If, in any year, the Fund fails to qualify as a RIC for any reason, the Fund would be taxed as an ordinary corporation and would become (or remain) subject to corporate income tax. The resulting corporate taxes could substantially reduce the Fund’s net assets, the amount of income available for distribution and the amount of the Fund’s distributions.

Fund holdings and sector allocations are subject to change and should not be considered a recommendation to buy or sell any security. For a complete list of fund holdings, please refer to the Schedule of Investments in this report.

The S&P 500 Index is a broad based unmanaged index of 500 stocks, which is widely recognized as representative of the equity market in general.

The Russell 2000 Index consists of the smallest 2,000 companies in a group of 3,000 U.S. companies in the Russell 3000 Index, as ranked by market capitalization.

VIX Index: A measure of implied volatility in the stock market that is calculated on the basis of short-term index options on the S&P 500 Index. A high VIX index signals anxiety and fear in the market and typically occurs after a sharp decline in stock prices. A low VIX index generally follows calm markets and rising prices.

One cannot invest directly in an index.

Gross dollar market value as a percentage of total equity is the sum of the absolute value of all position exposures in the portfolio. It includes equities, options, Treasuries, and bonds.

Delta-adjusted equity exposure is a representation of the portfolio’s equity exposure which has been adjusted to take into account the combined effect of options and equity positions.

A company’s forecasted, or estimated, earnings made by analysts or by the company itself. Forward earnings differ from trailing earnings (which is the figure that is quoted more often) in that they are a projection and not a fact.

Forward Earnings is not a measure of the funds future performance.

Price to Earnings (P/E) ratio is a common tool for comparing the prices of different common stocks and is calculated by dividing the current market price of a stock by the earnings per share.

This report must be preceded or accompanied by a prospectus.

The Otter Creek Long/Short Opportunity Fund is distributed by Quasar Distributors, LLC.

Otter Creek Long/Short Opportunity Fund
Allocation of Investments · April 30, 2014 (Unaudited)

Otter Creek Long/Short Opportunity Fund

SCHEDULE OF INVESTMENTS
APRIL 30, 2014 (Unaudited)

Shares		Value
COMMON STOCKS: 57.9%

Agriculture: 6.7%
20,000	Calavo Growers, Inc.**	$621,800
22,300	Limoneira Co.	512,231
		1,134,031
Commercial Vehicle Component Manufacturers: 0.3%
10,400	Accuride Corp.*	58,656

Financial Services: 5.2%
11,000	Fox Chase Bancorp, Inc.	183,480
9,000	JPMorgan Chase & Co.	503,820
9,500	Metro Bancorp, Inc.*	193,990
		881,290
Food & Beverage: 10.5%
8,300	Campbell Soup Co.	377,567
10,000	Molson Coors Brewing Co.**	599,700
4,600	Nestlé S.A. - ADR	355,028
5,000	PepsiCo, Inc.	429,450
		1,761,745
Industrial Conglomerates: 2.2%
14,000	General Electric Co.	376,460

Integrated Oil & Gas: 4.2%
5,700	Occidental Petroleum Corp.**	545,775
5,300	Statoil ASA - ADR	161,491
		707,266
Metals & Glass Containers: 3.1%
11,000	Crown Holdings, Inc.*	518,870

Mortgage Insurance: 2.6%
50,000	MGIC Investment Corp.*	430,000

Oil & Gas Drilling: 1.4%
4,600	Ensco PLC	232,070

Oil & Gas Exploration & Production: 3.8%
3,800	BP PLC - ADR	192,356
6,300	Devon Energy Corp.**	441,000
		633,356
Packaged Foods & Meats: 4.8%
3,000	Lancaster Colony Corp.	284,640
20,000	Snyder’s-Lance, Inc.	531,200
		815,840
Pharmaceuticals: 2.0%
3,400	Johnson & Johnson	344,386

Otter Creek Long/Short Opportunity Fund

SCHEDULE OF INVESTMENTS
APRIL 30, 2014 (Unaudited) (continued)

Shares		Value
Power Generations: 1.8%
3,000	NextEra Energy, Inc.	$299,550

Property & Casualty Insurance: 2.4%
24,000	Old Republic International Corp.**	397,440

Specialty Chemicals: 3.7%
6,500	Ashland, Inc.	627,900

Specialty Stores: 0.8%
13,000	West Marine, Inc.*	139,100

Sporting Goods Manufacturing: 1.6%
18,000	Escalade, Inc.	264,960

Water Utilities: 0.8%
3,000	American Water Works Co., Inc.	136,590

TOTAL COMMON STOCKS
(Cost $9,692,800)		9,759,510

REAL ESTATE INVESTMENT TRUSTS: 7.6%
19,000	Potlatch Corp.	726,370
8,000	Tanger Factory Outlet Centers Inc.	285,440
8,750	Weyerhaeuser Co.	261,187
		1,272,997
TOTAL REAL ESTATE INVESTMENT TRUSTS
(Cost $1,268,154)		1,272,997

Principal		Value
CORPORATE BONDS: 4.6%
Commercial Vehicle Component Manufacturers: 4.6%
$ 740,000	Accuride Corp.
	9.500%, 8/1/2018**	773,300
TOTAL CORPORATE BONDS
(Cost $754,941)		773,300

CONVERTIBLE BONDS: 1.5%
Mortgage Insurance: 1.5%
200,000	MGIC Investment Corp.
	9.000%, 4/1/2063 (Acquired 01/03/2014 & 04/03/2014, Cost $235,245)^**	255,000
TOTAL CONVERTIBLE BONDS
(Cost $235,245)		255,000

Otter Creek Long/Short Opportunity Fund

SCHEDULE OF INVESTMENTS
APRIL 30, 2014 (Unaudited) (continued)

Shares		Value
INVESTMENT COMPANIES: 4.4%
28,000	MVC Capital, Inc.	$365,120
3,000	SPDR Gold Trust ETF*	372,660
TOTAL INVESTMENT COMPANIES
(Cost $749,264)		737,780

OTHER SECURITIES: 2.6%
Miscellaneous Put and Call Options: 2.6%		431,143
TOTAL OTHER SECURITIES
(Cost $390,496)		431,143

TOTAL INVESTMENTS IN SECURITIES: 78.6%
(Cost $13,090,900)		13,229,730
Other Assets in Excess of Liabilities: 21.4%		3,617,654
TOTAL NET ASSETS: 100.0%		$16,847,384

Percentages are stated as a percent of net assets.
^ Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified, institutional buyers. At April 30, 2014, the value of these securities amounted to $255,000 or 1.5% of net assets.
* Non-income producing security.
** All or a portion of the shares have been committed as collateral for open securities sold short.
ADR American Depositary Receipt
ETF Exchange-Traded Fund
PLC Public Limited Company

The accompanying notes are an integral part of these financial statements.

Otter Creek Long/Short Opportunity Fund

SCHEDULE OF SECURITIES SOLD SHORT
APRIL 30, 2014 (Unaudited)

Shares		Value
COMMON STOCKS: 28.5%
Apparel, Accessories & Luxury Goods: 0.9%
3,300	Lululemon Athletica, Inc.	$151,569

Application Software: 0.9%
3,000	Salesforce.com, Inc.	154,950

Automotive Parts: 1.4%
4,100	Dorman Products, Inc.	235,955

Computer Hardware: 1.9%
1,600	International Business Machines Corp.	314,352

Distributors: 1.0%
3,000	Pool Corp.	177,060

Diversified Metals & Mining: 4.3%
4,800	BHP Billiton Ltd. - ADR	338,592
4,200	Rio Tinto PLC - ADR	228,018
12,500	Vale S.A. - ADR	165,250
		731,860
Education Services: 0.4%
3,000	New Oriental Education & Technology Group Inc. - ADR	72,600

Financial Services: 1.4%
3,400	Waddell & Reed Financial, Inc.	229,330

Food Retailers: 1.1%
6,000	Sprouts Farmers Market, Inc.	191,820

Home Improvement Retail: 1.8%
3,400	Lumber Liquidators Holdings, Inc.	296,344

Homefurnishing Retail: 0.9%
3,200	Mattress Firm Holding Corp.	144,608

Internet Software & Services: 1.1%
1,700	Zillow, Inc.	184,790

Investment Banking & Brokerage: 1.7%
6,000	Stifel Financial Corp.	280,620

Life & Health Insurance: 1.1%
4,600	China Life Insurance Co. Ltd. - ADR	179,768

Otter Creek Long/Short Opportunity Fund

SCHEDULE OF SECURITIES SOLD SHORT
APRIL 30, 2014 (Unaudited) (continued)

Shares		Value
Medical Equipment: 0.6%
2,000	Align Technology, Inc.	$100,780

Research & Consulting Services: 3.9%
3,000	The Advisory Board Co.	171,780
14,000	FTI Consulting, Inc.	480,200
		651,980
Restaurants: 1.6%
5,000	Fiesta Restaurant Group, Inc.	183,050
4,200	Sonic Corp.	79,968
		263,018
Specialized Consumer Services: 1.6%
17,000	LifeLock, Inc.	266,900

Thrifts & Mortgage Finance: 0.9%
2,000	BofI Holding, Inc.	161,220

TOTAL COMMON STOCKS
(Proceeds $4,956,064)		4,789,524

	Principal	Value
	CORPORATE BONDS: 0.6%
	Research & Consulting Services: 0.6%
$ 100,000	FTI Consulting, Inc.
	6.750%, 10/01/2020	108,125
	TOTAL CORPORATE BONDS
	(Proceeds $108,500)	108,125

	U.S. GOVERNMENT SECURITIES: 6.0%
	Government Notes: 0.6%
1,000,000	United States Treasury Note
	2.750%, 11/15/2023	1,011,094
	TOTAL U.S. GOVERNMENT SECURITIES
	(Proceeds $1,008,945)	1,011,094

	Total Securities Sold Short (Proceeds $6,073,509): 35.1%	$5,908,743
	(Proceeds $6,073,509)

Percentages are stated as a percent of net assets.
ADR American Depositary Receipt
PLC Public Liability Company

The accompanying notes are an integral part of these financial statements.

Otter Creek Long/Short Opportunity Fund

STATEMENT OF ASSETS AND LIABILITIES
April 30, 2014 (Unaudited)

ASSETS:
Investments in securities, at value: (cost of $13,090,900)	$13,229,730
Deposits at brokers	5,686,065
Cash	2,392,825
Receivables:
Fund shares sold	2,578,693
Investment securities sold	302,639
Due from Advisor	18,173
Dividends and interest	32,112
Prepaid expenses	38,379
Total assets	24,278,616

LIABILITIES:
Securities sold short (proceeds $6,073,509, respectively)	5,908,743
Payables:
Securities purchased	1,462,150
Administration and accounting fees	14,103
Transfer agent fees and expenses	6,506
Custody fees	2,238
Trustee fees and expenses	377
Distribution (Rule 12b-1) fees	65
Accrued expenses and other payables	37,050
Total liabilities	7,431,232
NET ASSETS	$16,847,384

NET ASSETS CONSIST OF:
Paid in capital	$16,405,087
Accumulated net investment loss	(3,470)
Accumulated net realized gain on investments	142,171
Net unrealized appreciation on:
Investments	138,830
Securities sold short	164,766
NET ASSETS	$16,847,384

INVESTOR CLASS:
Net Assets	$597,948
Shares issued (Unlimited number of beneficial interest authorized, $0.01 par value)	54,985
Net asset value, offering and redemption price per share	$10.87

INSTITUTIONAL CLASS:
Net Assets	$16,249,436
Shares issued (unlimited number of shares authorized without par value)	1,493,715
Net asset value, offering and redemption price per share	$10.88

The accompanying notes are an integral part of these financial statements.

Otter Creek Long/Short Opportunity Fund

STATEMENT OF OPERATIONS
For the Period Ended April 30, 2014* (Unaudited)

INVESTMENT INCOME:
Dividends (net of foreign taxes withheld of $1,671)	$22,503
Interest	9,058
Total investment income	31,561

EXPENSES:
Investment advisory fees	19,600
Administration and accounting fees	27,453
Transfer agent fees and expenses	11,492
Audit fees	8,352
Chief Compliance Officer fees	3,977
Custody fees	3,438
Federal and state registration fees	3,396
Legal fees	2,989
Reports to shareholders	2,741
Trustee fees and expenses	1,648
Distribution (Rule 12b-1) fees - Investor Class	65
Other	3,522
Total expenses before dividends and interest on short positions	88,673
Dividends and interest on short positions	12,753
Fees waived by the Advisor (Note 3)	(66,395)
Net expenses	35,031
Net investment loss	$(3,470)

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS AND SECURITIES SOLD SHORT
Net realized gain on transactions from:
Investments	$83,211
Securities sold short	58,960
Net realized gains	142,171
Net change in unrealized gain (loss) on:
Investments	138,830
Securities sold short	164,766
Net change in unrealized gains	303,596
Net realized and unrealized gain (loss) on investments and securities sold short	445,767
Net increase in net assets resulting from operations	$442,297

* Fund commenced operations on December 30, 2013.

The accompanying notes are an integral part of these financial statements.

Otter Creek Long/Short Opportunity Fund

STATEMENT OF CHANGES IN NET ASSETS

Period Ended April 30, 2014*
(Unaudited)
OPERATIONS:
Net investment loss	$(3,470)
Net realized gain (loss) on investments and securities sold short	142,171
Net change in unrealized appreciation on investments and securities sold short	303,596
Net increase in net assets resulting from operations	442,297

CAPITAL SHARE TRANSACTIONS:
Proceeds from shares sold
Investor Class shares	585,474
Institutional Class shares	15,819,620
Cost of shares redeemed
Investor Class shares	(7)
Institutional Class shares	—
Net increase in net assets from capital share transactions	16,405,087

TOTAL INCREASE IN NET ASSETS	16,847,384

NET ASSETS:
Beginning of period	—
End of period	$16,847,384
Accumulated net investment loss	$(3,470)

CHANGES IN SHARES OUTSTANDING:	Shares
Investor Class:
Shares Sold	54,986
Reinvested dividends	—
Shares redeemed	(1)
Net increase in shares outstanding	54,985

Institutional Class:
Shares Sold	1,493,715
Reinvested dividends	—
Shares redeemed	—
Net increase in shares outstanding	1,493,715

* Fund commenced operations on December 30, 2013.

The accompanying notes are an integral part of these financial statements.

Otter Creek Long/Short Opportunity Fund - Investor Class

FINANCIAL HIGHLIGHTS For a capital share outstanding throughout the period

	Period Ended April 30, 2014(1)
	(Unaudited)

Net asset value, beginning of period	$10.00

INCOME FROM INVESTMENT OPERATIONS:
Net investment loss(2)	(0.02)
Net realized and unrealized gain on investments	0.89
Total from investment operations	0.87

LESS DISTRIBUTIONS:
From net investment income	—
From net realized gain	—
Total distributions	—
Net asset value, end of period	$10.87

Total return	8.80	% (3)

RATIO/SUPPLEMENTAL DATA:
Net assets, end of period (in thousands)	$597.9

RATIO OF EXPENSES TO AVERAGE NET ASSETS:
Before fees waived (4)	8.01	% (6)
After fees waived (4)	2.93	% (6)

RATIO OF NET INVESTMENT INCOME TO AVERAGE NET ASSETS:
Before fees waived (5)	(5.59	)% (6)
After fees waived (5)	(0.51	)% (6)
Portfolio turnover rate	8	% (3)

(1)	Fund commenced operations on December 30, 2013.
(2)	Calculated using the average shares outstanding method.
(3)	Not annualized.
(4)	The ratio of expenses to average net assets includes dividends and interest on short positions. The expense ratio excluding dividends and interest on short positions was 1.95% for the period ended April 30, 2014.
(5)	The net investment income ratios include dividends and interest on short positions.
(6)	Annualized.

The accompanying notes are an integral part of these financial statements.

Otter Creek Long/Short Opportunity Fund - Institutional Class

FINANCIAL HIGHLIGHTS For a capital share outstanding throughout the period

	Period Ended April 30, 2014(1)
	(Unaudited)

Net asset value, beginning of period	$10.00

INCOME FROM INVESTMENT OPERATIONS:
Net investment loss(2)	(0.01)
Net realized and unrealized gain on investments	0.89
Total from investment operations	0.88

LESS DISTRIBUTIONS:
From net investment income	—
From net realized gain	—
Total distributions	—
Net asset value, end of period	$10.88

Total return	8.80	% (3)

RATIO/SUPPLEMENTAL DATA:
Net assets, end of period (in thousands)	$16,249.4

RATIO OF EXPENSES TO AVERAGE NET ASSETS:
Before fees waived (4)	7.76	% (6)
After fees waived (4)	2.68	% (6)

RATIO OF NET INVESTMENT INCOME TO AVERAGE NET ASSETS:
Before fees waived (5)	(5.34	)% (6)
After fees waived (5)	(0.26	)% (6)
Portfolio turnover rate	8	% (3)

(1)	Fund commenced operations on December 30, 2013.
(2)	Calculated using the average shares outstanding method.
(3)	Not annualized.
(4)	The ratio of expenses to average net assets includes dividends and interest on short positions. The expense ratio excluding dividends and interest on short positions was 1.70% for the period ended April 30, 2014.
(5)	The net investment income ratios include dividends and interest on short positions.
(6)	Annualized.

The accompanying notes are an integral part of these financial statements.

Otter Creek Long/Short Opportunity Fund

NOTES TO THE FINANCIAL STATEMENTS – April 30, 2014 (Unaudited)

NOTE 1 – ORGANIZATION

The Otter Creek Long/Short Opportunity Fund (the “Fund”) is a non-diversified series of shares of beneficial interest of the Professionally Managed Portfolios (the “Trust”), which is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end investment management company. The Fund commenced operations on December 30, 2013.

The Fund currently offers two classes of shares: Investor Class and Institutional Class. Each class of shares has equal rights as to earnings and assets except that each class bears different distribution expenses. Each class of shares has exclusive voting rights with respect to matters that affect just that class. Income, expenses (other than expenses attributable to a specific class), and realized and unrealized gains or losses on investments are allocated to each class of shares based on its relative net assets.

The Fund’s objective is to generate absolute risk-adjusted returns with a focus on long-term capital appreciation with below average volatility by investing in opportunities both long and short which are driven by intensive fundamental analysis.

NOTE 2 – SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Fund. These policies are in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”).

A.
Security Valuation. All equity securities that are traded on a national securities exchange, except those listed on the NASDAQ Global Market® (“NASDAQ”), are valued at the last reported sale price on the exchange on which the security is principally traded. Securities traded on NASDAQ will be valued at the NASDAQ Official Closing Price (“NOCP”). If, on a particular day, an exchange-traded or NASDAQ security does not trade, then the mean between the most recent quoted bid and asked prices will be used. All equity securities that are not traded on a listed exchange are valued at the last sale price in the over-the-counter market. If a non-exchange traded security does not trade on a particular day, then the mean between the last quoted closing bid and asked price will be used.

Debt securities are valued by using the mean between the closing bid and asked prices provided by an independent pricing service. If the closing bid and asked prices are not readily available, the independent pricing service may provide a price determined by a matrix pricing method. These techniques generally consider such factors as yields or prices of bonds of comparable quality, type of issue, coupon, maturity, ratings and general market conditions. In the absence of a price from a pricing service, securities are valued at their respective fair values as determined in good faith by the Board of Trustees.

Short-term securities that have maturities of less than 60 days, at time of purchase, are valued at amortized cost, which when combined with accrued interest, approximates market value.

Otter Creek Long/Short Opportunity Fund

NOTES TO THE FINANCIAL STATEMENTS – April 30, 2014 (Unaudited) (continued)

Exchange traded options are valued at the composite price, using the National Best Bid and Offer quotes (“NBBO”). NBBO consists of the highest bid price and lowest ask price across any of the exchanges on which an option is quoted, thus providing a view across the entire U.S. options marketplace. Composite option pricing calculates the mean of the highest bid price and lowest ask price across the exchanges where the option is traded.

Securities for which quotations are not readily available are valued at their respective fair values as determined in good faith by the Valuation Committee. When a security is “fair valued,” consideration is given to the facts and circumstances relevant to the particular situation, including a review of various factors set forth in the pricing procedures adopted by the Board of Trustees. Fair value pricing is an inherently subjective process, and no single standard exists for determining fair value. Different funds could reasonably arrive at different values for the same security. The use of fair value pricing by the Fund may cause the net asset value of its shares to differ significantly from the net asset value that would be calculated without regard to such considerations.

As described above, the Fund utilizes various methods to measure the fair value of most of its investments on a recurring basis. U.S. GAAP establishes a hierarchy that prioritizes inputs to valuation methods. The three levels of inputs are:

Level 1 - Unadjusted quoted prices in active markets for identical assets or liabilities that the Fund has the ability to access.

Level 2 - Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Level 3 - Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available; representing the Fund’s own assumptions about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, for example, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in level 3.

The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the level in the fair value hierarchy within which the fair value measurement falls in its entirety, is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

Otter Creek Long/Short Opportunity Fund

NOTES TO THE FINANCIAL STATEMENTS – April 30, 2014 (Unaudited) (continued)

The following is a summary of the inputs used to value the Fund’s net assets as of April 30, 2014. See the Schedule of Investments for industry breakouts.

Otter Creek Long/Short Opportunity Fund

Investments at Fair Value	Level 1	Level 2	Level 3	Total
Common Stocks	$9,759,510	$—	$—	$9,759,510
Real Estate Investment Trusts	1,272,997	—	—	1,272,997
Corporate Bonds	—	773,300	—	773,300
Convertible Bonds	—	255,000	—	255,000
Investment Companies	737,780	—	—	737,780
Other Securities	—	431,143	—	431,143
Total Investments in Securities	$11,770,287	$1,459,443	$—	$13,229,730

Securities Sold Short at Fair Value	Level 1	Level 2	Level 3	Total
Common Stocks	$4,789,524	$—	$—	$4,789,524
Corporate Bonds	—	108,125	—	108,125
U.S. Government Securities	—	1,011,094	—	1,011,094
Total Securities Sold Short	$4,789,524	$1,119,219	$—	$5,908,743

It is the Fund’s policy to recognize transfers between levels at the end of the Fund’s reporting period. There were no transfers made into or out of Level 1, 2, or 3 during the period ended April 30, 2014.

Statement of Assets and Liabilities

Fair values of derivative instruments as of April 30, 2014:

	Asset Derivatives as of		Liability Derivatives as of
	April 30, 2014		April 30, 2014
Instruments	Balance Sheet Location	Fair Value	Balance Sheet Location	Fair Value
Equity Option Contracts	Investments in securities, at value	$431,143	None	$—
Total		$431,143		$—

Statement of Operations

The effect of derivative instruments on the Statement of Operations for the period ended April 30, 2014:

Instruments	Location of Gain (Loss) on Derivatives Recognized in Income	Realized Gain (Loss) on Derivatives Recognized in Income	Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized in Income
Equity Option Contracts	Net realized and unrealized gain (loss) on investments and options	$66,822	$40,647

For the period ended April 30, 2014, 2,624 and 196 long option contracts were opened and closed, respectively, and $493,538 and $135,269 premiums were paid and received, respectively.

Otter Creek Long/Short Opportunity Fund

NOTES TO THE FINANCIAL STATEMENTS – April 30, 2014 (Unaudited) (continued)

B.
Federal Income Taxes. The Fund has elected to be taxed as a “regulated investment company” and intends to distribute substantially all taxable income to its shareholders and otherwise comply with the provisions of the Internal Revenue Code applicable to regulated investment companies. Therefore, no provision for federal income taxes or excise taxes has been made.

In order to avoid imposition of the excise tax applicable to regulated investment companies, each Fund intends to declare each year as dividends in each calendar year at least 98.0% of its net investment income (earned during the calendar year) and 98.2% of its net realized capital gains (earned during the twelve months ended October 31) plus undistributed amounts, if any, from prior years.

Net capital losses incurred after October 31 and within the taxable year are deemed to arise on the first business day of each Fund’s next taxable year.

As of April 30, 2014, the Fund did not have any tax positions that did not meet the threshold of being sustained by the applicable tax authority. Generally, tax authorities can examine all the tax returns filed for the last three years.

The Fund identifies its major tax jurisdiction as U.S. Federal and the Commonwealth of Massachusetts. However, as of April 30, 2014, the Fund is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next twelve months.

C.
Security Transactions and Investment Income. Investment securities transactions are accounted for on the trade date. Gains and losses realized on sales of securities are determined on a specific identification basis. Discounts/premiums on debt securities purchased are accreted/amortized over the life of the respective securities using the effective interest method. Dividend income is recorded on the ex-dividend date. Interest income is recorded on an accrual basis. Other non-cash dividends are recognized as investment income at the fair value of the property received. Withholding taxes on foreign dividends have been provided for in accordance with the Trust’s understanding of the applicable country’s tax rules and rates.

D.
Distributions to Shareholders. Distributions to shareholders from net investment income and net realized gains on securities for the Funds normally are declared and paid on an annual basis. Distributions are recorded on the ex-dividend date.

E.
Use of Estimates. The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amount of revenue and expenses during the reporting period. Actual results could differ from those estimates.

F.
Share Valuation. The net asset value (“NAV”) per share of the Fund is calculated by dividing the sum of the value of the securities held by the Fund, plus cash or other assets, minus all liabilities (including estimated accrued expenses) by the total number of shares outstanding, rounded to the nearest cent. The Fund’s shares will not be priced on the days on which the NYSE is closed for trading. The offering and redemption price is equal to the Fund’s NAV per share. The Fund charges a 1.00% redemption fee on shares held less than 60 days. This fee is deducted from the redemption proceeds otherwise payable to the shareholder. The Fund will retain the fee charged as paid-in-capital and such fees become part of that Fund’s daily NAV calculation.

Otter Creek Long/Short Opportunity Fund

NOTES TO THE FINANCIAL STATEMENTS – April 30, 2014 (Unaudited) (continued)

G.
Guarantees and Indemnifications. In the normal course of business, the Fund enters into contracts with service providers that contain general indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. However, based on experience, the Fund expects the risk of loss to be remote.

H.
Securities Sold Short. The Fund may engage in short sales of securities, provided the securities are fully listed on a national securities exchange. In a short sale, the Fund sells a security it does not own, in anticipation of a decline in the market value of the security. To complete the transaction, the Fund must borrow the security to make delivery to the buyer. The Fund is then obligated to replace the security borrowed by purchasing it at the market price at the time of replacement. This price may be more or less than the price at which the security was sold by the Fund. The Fund will incur a loss on a short sale if the price of the security increases between the date of the short sale and the date on which the Fund replaces the borrowed security. The Fund will realize a gain if the security declines in price between those dates. The amount of any gain will be decreased, and the amount of any loss increased, by the amount of the premium, dividends, interest or expenses the Fund may be required to pay in connection with the short sale.

Typically, the Fund will segregate liquid assets, which are marked-to-market daily, equal to the difference between the market value of the securities sold short at the time they were sold short and the value of the collateral deposited with the broker in connection with the short sale (not including the proceeds from the short sale). While the short position is open, the Fund must maintain segregated assets at such a level that the amount segregated plus the amount deposited with the broker as collateral equal the current market value of the securities sold short.

I.
Options Contracts. When the Fund purchases an option, an amount equal to the premium paid by the Fund is recorded as an investment and is subsequently adjusted to the current value of the option purchased. If an option expires on the stipulated expiration date or if the Fund enters into a closing sale transaction, a gain or loss is realized. If a call option is exercised, the cost of the security acquired is increased by the premium paid for the call. If a put option is exercised, a gain or loss is realized from the sale of the underlying security, and the proceeds from such sale are decreased by the premium originally paid. Purchased options are non-income producing securities. At April 30, 2014, the Fund had 2.6% of net assets invested in purchased options.

J.
Subsequent Events. In preparing these financial statements, management has evaluated events and transactions for potential recognition or disclosure through the date the financial statements were issued. The Fund has determined that there are no subsequent events that would need to be disclosed in the Fund’s Financial Statements.

Otter Creek Long/Short Opportunity Fund

NOTES TO THE FINANCIAL STATEMENTS – April 30, 2014 (Unaudited) (continued)

NOTE 3 – COMMITMENTS AND OTHER RELATED PARTY TRANSACTIONS

Otter Creek Management, Inc., (the “Advisor”) provides the Fund with investment management services under an Investment Advisory Agreement (the “Agreement”). Under the Agreement, the Advisor furnishes all investment advice, office space, certain administrative services, and provides most of the personnel needed by the Fund. As compensation for its services, the Advisor is entitled to a monthly fee at the annual rate of 1.50% based upon the average daily net assets of the Fund. For the period ended April 30, 2014, the Fund incurred $19,600 in advisory fees.

The Advisor has contractually agreed to limit each Fund’s investor class annual expense ratio before dividends and interest on short positions to 1.95% and the Fund’s institutional class annual expense ratio before dividends and interest on short positions to 1.70% of the Fund’s average daily net assets. The contract’s term is indefinite and may be terminated only by the Board of Trustees. For the period ended April 30, 2014, the Advisor waived $66,395 in fees from the Otter Creek Long/Short Opportunity Fund.

The Advisor is permitted to seek reimbursement from the Fund, subject to limitations for fees waived and/or Fund expenses it pays over the following three years after payment. At April 30, 2014, the remaining cumulative unreimbursed amount paid and/or waived by the Advisor on behalf of the Fund that may be reimbursed was $66,395. The Advisor may recapture a portion of the above amount no later than the dates as stated below:

Otter Creek Long/Short Opportunity Fund

Year of Expiration	Amount
September 30, 2017	$66,395

Each Fund must pay its current ordinary operating expenses before the Advisor is entitled to any reimbursement. Any such reimbursement is also contingent upon Board of Trustees’ review and approval.

U.S. Bancorp Fund Services, LLC (“USBFS”), an indirect wholly-owned subsidiary of U.S. Bancorp, serves as the Fund’s Administrator (“Administrator”) and, in that capacity, performs various administrative and accounting services for the Fund. USBFS also serves as the Fund’s fund accountant and transfer agent. The Administrator prepares various federal and state regulatory filings, reports and returns for the Fund; prepares reports and materials to be supplied to the Trustees; monitors the activities of the Fund’s custodian, transfer agent and accountants; coordinates the preparation and payment of the Fund’s expenses and reviews the Fund’s expense accruals. The officers of the Trust and the Chief Compliance Officer are also employees of the Administrator. As compensation for its services, the Administrator is entitled to a monthly fee at an annual rate based upon the average daily net assets of each Fund. Fees paid by the Fund for Administration and Chief Compliance Officer Services for the period ended April 30, 2014, are disclosed in the Statements of Operations.

Quasar Distributors, LLC (the “Distributor”) acts as the Fund’s principal underwriter in a continuous public offering of the Fund’s shares. U.S. Bank N.A. (the “Custodian”) serves as custodian to the Fund. Both the Distributor and Custodian are affiliates of the Administrator.

Otter Creek Long/Short Opportunity Fund

NOTES TO THE FINANCIAL STATEMENTS – April 30, 2014 (Unaudited) (continued)

NOTE 4 – PURCHASES AND SALES OF SECURITIES

Investment transactions (excluding short-term investments and U.S. Government securities) for the period ended April 30, 2014, were as follows:

		Sales or
	Purchases	Maturity
	at Cost	Proceeds
Otter Creek Long/Short Opportunity Fund	$12,225,255	$299,006

There were no purchases or sales of long-term U.S. Government securities for the period ended April 30, 2014.

Otter Creek Long/Short Opportunity Fund

EXPENSE EXAMPLE   For the Period Ended April 30, 2014 (Unaudited)

As a shareholder of the Otter Creek Long/Short Opportunity Fund you incur two types of costs: (1) transaction costs, including redemption fees and exchange fees; and (2) ongoing costs, including investment advisory fees and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (December 30, 2013 – April 30, 2014).

Actual Expenses

The first line of the tables below provides information about actual account values based on actual returns and actual expenses. Although the Fund charges no sales load or other transaction fees, you will be assessed fees for outgoing wire transfers, returned checks and stop payment orders at prevailing rates charged by U.S. Bancorp Fund Services, LLC, the Fund’s transfer agent. If you request that a redemption be made by wire transfer, currently, the Fund’s transfer agent charges a $15.00 fee. You will be charged a redemption fee equal to 1.00% of the net amount of the redemption if you redeem shares that have been held for less than 60 days. Individual Retirement Accounts (“IRA”) will be charged a $15.00 annual maintenance fee. To the extent the Fund invests in shares of other investment companies as part of its investment strategy, you will indirectly bear your proportionate share of any fees and expenses charged by the underlying funds in which the Fund invests in addition to the expenses of the Fund. Actual expenses of the underlying funds may vary. These expenses are not included in the examples below. The examples below include, but are not limited to, investment advisory, fund accounting, custody and transfer agent fees. However, the examples below do not include portfolio trading commissions and related expenses and other extraordinary expenses as determined under generally accepted accounting principles.  You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period.  Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000=8.6). Then, multiply the result by the number in the first line under the heading entitled “Expenses Paid During the Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example For Comparison Purposes

The second line of the tables below provides information about hypothetical account values based on a hypothetical return and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. Please note that the expenses shown in the tables are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees or exchange fees. Therefore, the second line of the tables are useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Otter Creek Long/Short Opportunity Fund

EXPENSE EXAMPLE For the Period Ended April 30, 2014 (Unaudited)

Otter Creek Long/Short Opportunity Fund – Investor Class	Beginning Account Value December 30, 2013	Ending Account Value April 30, 2014	Expenses Paid During the Period *

Actual**	$1,000.00	$1,088.00	$10.14

Hypothetical (5% annual return before expenses)***	$1,000.00	$1,010.26	$14.60

*	The actual expenses are equal to the Fund’s annualized expense ratio of 2.93%, multiplied by the average account value over the period, multiplied by 121/365 to reflect the period from December 30, 2013 to April 30, 2014, the Fund’s commencement of operations date to the end of the period. The hypothetical expenses are equal to the Fund’s annualized expense ratio of 2.93%, multiplied by 181/365 to reflect the most recent six-month period.
**	Excluding dividends and interest on short positions, your actual cost of investment in the Fund would be $6.75 and the Fund’s annualized expense ratio would be 1.95%.
***	Excluding dividends and interest on short positions, your hypothetical cost of investment in the Fund would be $9.74 and the Fund’s annualized expense ratio would be 1.95%.

Otter Creek Long/Short Opportunity Fund – Institutional Class	Beginning Account Value December 30, 2013	Ending Account Value April 30, 2014	Expenses Paid During the Period *

Actual**	$1,000.00	$1,088.00	$9.28

Hypothetical (5% annual return before expenses)***	$1,000.00	$1,011.50	$13.37

*	The actual expenses are equal to the Fund’s annualized expense ratio of 2.68%, multiplied by the average account value over the period, multiplied by 121/365 to reflect the period from December 30, 2013 to April 30, 2014, the Fund’s commencement of operations date to the end of the period. The hypothetical expenses are equal to the Fund’s annualized expense ratio of 2.68%, multiplied by 181/365 to reflect the most recent six-month period.
**	Excluding dividends and interest on short positions, your actual cost of investment in the Fund would be $5.88 and the Fund’s annualized expense ratio would be 1.70%.
***	Excluding dividends and interest on short positions, your hypothetical cost of investment in the Fund would be $8.50 and the Fund’s annualized expense ratio would be 1.70%.

Otter Creek Long/Short Opportunity Fund

Approval of Investment Advisory Agreement (Unaudited)

At meetings held on November 11-12, 2013 and December 16, 2013, the Board (which is comprised of five persons all of whom are Independent Trustees as defined under the Investment Company Act of 1940) considered the initial approval of an Investment Advisory Agreement (the “Advisory Agreement”) for the Otter Creek Long/Short Opportunity Fund (the “Fund”), a new series of Professionally Managed Portfolios, with Otter Creek Management, Inc. (the “Advisor”). At the meetings, the Board received and reviewed substantial information regarding the Fund, the Advisor and the services to be provided by the Advisor to the Fund under the Advisory Agreement. This information formed the primary (but not exclusive) basis for the Board’s determinations. Below is a summary of the factors considered by the Board and the conclusions that formed the basis for the Board’s initial approval of the Advisory Agreement:

1.           The nature, extent and quality of the services provided and to be provided by the Advisor under the Advisory Agreement. The Trustees discussed the nature, extent and quality of the Advisor’s overall services to be provided to the Fund as well as its specific responsibilities in all aspects of the day-to-day management of the Fund. The Board considered the qualifications, experience and responsibilities of the portfolio managers, as well as the responsibilities of other key personnel at the Advisor that would be involved in the day-to-day activities of the Fund. The Board reviewed the proposed services the Advisor would provide to the Fund, noting to what degree those services extended beyond portfolio management and the receipt of any additional fees by the Advisor or its affiliates. The Board also considered the structure of the Advisor’s compliance procedures and the trading capability of the Advisor. After reviewing the Advisor’s compliance policies and procedures, the Board concluded that the policies and procedures were reasonably designed to prevent a violation of the federal securities laws. The Board then concluded that the Advisor had sufficient quality and depth of personnel, resources, investment methods and compliance policies and procedures essential to performing its duties under the proposed Advisory Agreement and that, in the Board’s view, the nature, overall quality, and extent of the management services to be provided would be satisfactory.

2.           The Fund’s historical performance and the overall performance of the Fund. As the Fund was newly created, the Board was unable to review the performance of the Fund. The Board did consider the Advisor’s performance history with respect to similarly-managed private investment funds.

3.           Costs of Services Provided and Profits Realized by the Advisor. The Board noted that the proposed advisory fee as a percentage of average daily net assets was 1.50% for the Fund. The Board also noted that the Advisor agreed to enter into an agreement to limit the annual expense ratio to 1.70% and 1.95% of the average daily net assets for the Institutional Class shares and Investor Class shares of the Fund, respectively. The Board also considered the services the Advisor provided to its private investment fund clients comparing the fees charged for those management services to the proposed fees for the Fund. The Board concluded that the fees to be received by the Advisor were fair and reasonable.

Otter Creek Long/Short Opportunity Fund

Approval of Investment Advisory Agreement (Unaudited)

4.           Economies of Scale. The Board also considered that economies of scale could be expected to be realized by the Advisor as the assets of the Fund grow. The Board noted that the Advisor has contractually agreed to reduce its advisory fees or reimburse expenses so that the Fund does not exceed its specified expense limitations. The Board concluded that there were no effective economies of scale to be shared with the Fund at current asset levels, as it had yet to commence operations, but would revisit this issue in the future as circumstances changed and asset levels increased.

5.           The profits to be realized by the Advisor and its affiliates from their relationship with the Fund. The Trustees discussed the likely overall profitability of the Advisor from managing the new Fund. In assessing possible profitability, the Trustees reviewed the Advisor’s financial information and took into account both the likely direct and indirect benefits to the Advisor from advising the Fund, including soft dollars and 12b-1 distribution fees for Investor Class shares of the Fund. The Trustees concluded that the Advisor’s profit from managing the Fund would likely not be excessive and, after review of relevant financial information, the Advisor would have adequate capitalization and/or would maintain adequate profit levels to support the Fund.

No single factor was determinative of the Board’s decision to approve the Advisory Agreement, but rather, the Board based its determination on the total mix of information available to them. Based on a consideration of all the factors in their totality, the Board determined that the advisory arrangements with the Advisor, including the advisory fees, were fair and reasonable. The Board therefore determined that the Advisory Agreement would be in the best interests of the Fund and its shareholders.

Otter Creek Long/Short Opportunity Fund

ADDITIONAL INFORMATION

Information About Proxy Voting (Unaudited)

A description of the policies and procedures the Fund uses to determine how to vote proxies relating to portfolio securities is available without charge upon request by calling toll-free at (855) 681-5261 or by accessing the SEC’s website at www.sec.gov.

Information regarding how the Funds voted proxies relating to portfolio securities during the period ending June 30 is available by calling toll-free (855) 681-5261 or by accessing the SEC’s website at www.sec.gov.

Information About Portfolio Holdings (Unaudited)

The Fund files their complete schedules of portfolio holdings for their first and third fiscal quarters with the SEC on Form N-Q. The Fund’s Form N-Q is available without charge, upon request, by calling toll-free at (855) 681-5261. Furthermore, you may obtain the Form N-Q on the SEC’s website at www.sec.gov. The Fund’s schedules of portfolio holdings are posted on their website at www.ottercreekfunds.com within 60 business days after fiscal quarter end.

Householding (Unaudited)

In an effort to conserve resources, the Fund intends to reduce the number of duplicate Prospectuses and Annual and Semi-Annual Reports you receive by sending only one copy of each to addresses where we reasonably believe two or more accounts are from the same family. If you would like to discontinue householding for your accounts, please call toll-free (855) 681-5261 to request individual copies of these documents. We will begin sending individual copies thirty days after receiving your request to stop householding. This policy does not apply to account statements.

Information About the Fund’s Trustees (Unaudited)

The Statement of Additional Information (“SAI”) includes additional information about the Fund’s Trustees and is available without charge, upon request, by calling (855) 681-5261. Furthermore, you can obtain the SAI on the SEC’s website at www.sec.gov or the Fund’s website at www.ottercreekfunds.com.

Otter Creek Long/Short Opportunity Fund

PRIVACY NOTICE (Unaudited)

The Fund collects non-public information about you from the following sources:

•	Information we receive about you on applications or other forms;
•	Information you give us orally; and
•	Information about your transactions with us or others.

We do not disclose any non-public personal information about our customers or former customers without the customer’s authorization, except as permitted by law or in response to inquiries from governmental authorities. We may share information with affiliated and unaffiliated third parties with whom we have contracts for servicing the Fund. We will provide unaffiliated third parties with only the information necessary to carry out their assigned responsibilities. We maintain physical, electronic and procedural safeguards to guard your non-public personal information and require third parties to treat your non-public personal information with the same high degree of confidentiality.

In the event that you hold shares of the Fund through a financial intermediary, including, but not limited to, a broker-dealer, bank, or trust company, the privacy policy of your financial intermediary would govern how your non-public personal information would be shared by those entities with unaffiliated third parties.

Advisor
Otter Creek Management, Inc.
222 Lakeview Avenue, Suite 1100
West Palm Beach, Florida 33401

Distributor
Quasar Distributors, LLC
615 East Michigan Street
Milwaukee, WI 53202

Custodian
U.S. Bank N.A.
Custody Operations
1555 North River Center Drive, Suite 302
Milwaukee, WI 53212

Transfer Agent
U.S. Bancorp Fund Services, LLC
P.O. Box 701
Milwaukee, WI 53201-0701
(855) 681-5261

Independent Registered Public Accounting Firm
Tait, Weller & Baker LLP
1818 Market Street, Suite 2400
Philadelphia, PA 19103

Legal Counsel
Paul Hastings LLP
Park Avenue Tower
75 E. 55th Street, Floor 15
New York, NY 10022

Fund Information

Fund	Symbol	CUSIP
Otter Creek Long/Short Opportunity Fund – Investor Class	OTCRX	74316J334
Otter Creek Long/Short Opportunity Fund – Institutional Class	OTTRX	74316J342

Item 2. Code of Ethics.

Not applicable for semi-annual reports.

Item 3. Audit Committee Financial Expert.

Not applicable for semi-annual reports.

Item 4. Principal Accountant Fees and Services.

Not applicable for semi-annual reports.

Item 5. Audit Committee of Listed Registrants.

Not applicable to registrants who are not listed issuers (as defined in Rule 10A-3 under the Securities Exchange Act of 1934).

Item 6. Schedule of Investments.

Schedule of Investments is included as part of the report to shareholders filed under Item 1 of this Form.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable to open-end investment companies.

Item 10. Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which shareholders may recommend nominees to the registrant’s board of trustees.

Item 11. Controls and Procedures.

(a)
The Registrant’s President and Treasurer have reviewed the Registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the “Act”)) as of a date within 90 days of the filing of this report, as required by Rule 30a-3(b) under the Act and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934.  Based on their review, such officers have concluded that the disclosure controls and procedures are effective in ensuring that information required to be disclosed in this report is appropriately recorded, processed, summarized and reported and made known to them by others within the Registrant and by the Registrant’s service provider.

(b)
There were no significant changes in the Registrant's internal controls over financial reporting that occurred during the Registrant's last fiscal half-year that has materially affected, or is reasonably likely to materially affect, the Registrant's internal control over financial reporting.

Item 12. Exhibits.

(a)
(1) Any code of ethics or amendment thereto, that is subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy Item 2 requirements through filing an exhibit.  Not Applicable.

(2) Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2002.  Filed herewith.

(3) Any written solicitation to purchase securities under Rule 23c-1 under the Act sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons.  Not applicable to open-end investment companies.

(b)	Certification pursuant to Section 906 of the Sarbanes-Oxley Act of 2002. Furnished herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)  Professionally Managed Portfolios

By (Signature and Title)*                /s/ Elaine E. Richards
Elaine E. Richards, President

Date                                                    July 3, 2014

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*               /s/ Elaine E. Richards
Elaine E. Richards, President

Date                                                    July 3, 2014

By (Signature and Title)*                /s/ Eric C. VanAndel
                                                            Eric C. VanAndel, Treasurer

Date                                                    July 2, 2014

* Print the name and title of each signing officer under his or her signature.